Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of August 5, 2020 by SESI, L.L.C., a limited liability company duly formed and existing under the laws of the State of Delaware (the “Borrower”), Superior Energy Services, Inc., a corporation duly formed and existing under the laws of the State of Delaware (the “Parent”), each of the undersigned Guarantors (together with the Borrower and Parent, the “Loan Parties”), each of the undersigned Lenders, each Issuing Lender and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders.

R E C I T A L S

A.    The Borrower, the Parent, the Administrative Agent, the Lenders and the Issuing Lenders are parties to that certain Fifth Amended and Restated Credit Agreement, dated as of October 20, 2017 (as amended by the First Amendment to Fifth Amended and Restated Credit Agreement, dated as of September 25, 2018, the Second Amendment to Fifth Amended and Restated Credit Agreement, dated as of September 20, 2019, and the Third Amendment to Fifth Amended and Restated Credit Agreement, dated as of March 2, 2020, the “Credit Agreement”), pursuant to which the Lenders and Issuing Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Borrower has requested and the Administrative Agent, the Issuing Lenders and Lenders constituting the Required Lenders have agreed to (i) the creation of the Required Cash Collateral Account (as defined below), (ii) restrict the ability of the Borrower to request Advances, (iii) restrict the availability of certain negative covenant baskets and exceptions and (iv) make certain other changes to the Credit Agreement.

C.     NOW, THEREFORE, to induce the Administrative Agent, the Issuing Lenders and the Lenders party hereto to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all article, exhibit, section and schedule references in this Amendment refer to articles, exhibits, sections and schedules of the Credit Agreement.

Section 2.

2.1.    Advances. Following the Fourth Amendment Effective Date, the Borrower shall not be permitted to request any Advance; provided, that this Section 2.1 shall not apply to (a) requests by the Administrative Agent to Lenders to fund a Loan to reimburse the Administrative Agent for a Protective Advance pursuant to Section 2.1.2(a), (b) the ability of the Administrative Agent to make Protective Advances or (c) the requirement for L/C Participants to make participation payments to the Issuing Lender pursuant to Section 2.2.4.

2.2.    Letters of Credit. Following the Fourth Amendment Effective date, until satisfaction of each of the post-closing requirements in Section 5, no Letters of Credit shall be issued, amended, renewed or extended.

Section 3.    Amendments to Credit Agreement.

3.1.    The Table of Contents is hereby amended to reflect the appropriate page number references and section titles as may be necessary to reflect the changes to the Credit Agreement made by this Amendment.

3.2.    Amendments to Section 1.1.

(a)    The following definitions are added to Section 1.1 where alphabetically appropriate:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. §1010.230.

“Fourth Amendment Credit Support Cash Collateral Accounts” means one or more cash collateral accounts held with an issuer of any Fourth Amendment Credit Support Obligation containing cash or cash equivalents in an aggregate amount not to exceed the lesser of (a) $100,000,000 and (b) 105% of the face amount of such Fourth Amendment Credit Support Obligations, to be held by such issuer as cash collateral for the Borrower’s obligations with respect to such Fourth Amendment Credit Support Obligations.

“Fourth Amendment Credit Support Obligation” means (a) any standby or commercial letter of credit, other than Letters of Credit, for the account of a Loan Party issued by a commercial bank in the ordinary course of business pursuant to an agreement with such issuing commercial bank and (b) any surety, stay, judgment, appeal or performance bonds or similar obligations.

“Fourth Amendment Effective Date” means August 5, 2020.

“Fourth Amendment On-Going Requirement Period” means the period from and including July 30, 2020 through and including the day that is five (5) Business Days after the Fourth Amendment Effective Date.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Required Cash Collateral Account” means an account in the name of the Borrower held with the Administrative Agent that is subject to exclusive dominion and control, including the exclusive right of withdrawal, of the Administrative Agent and held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations including the reimbursement of Letters of Credit in accordance with Section 2.23.

“UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

(b)    The definition of “Acquisition Conditions” is hereby amended by adding the following at the end thereof:

Notwithstanding the foregoing, following the Fourth Amendment Effective Date, the Acquisition Conditions cannot be met or satisfied.

(c)    The definition of “Bail-in Action” is hereby amended and restated as follows:

“Bail-in Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

(d)    The definition of “Bail-In Legislation” is hereby amended and restated as follows:

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

(e)    The definition of “Monthly Reporting Period” is hereby amended and restated as follows:

“Monthly Reporting Period” means any period during which one or more of the Loan Parties is required to deliver certain certificates, documents and other information on a monthly basis in accordance with the terms of this Agreement. A Monthly Reporting Period shall be triggered upon the making of any Loan under this Agreement. Once triggered, a Monthly Reporting Period shall remain in effect at all times thereafter until the principal of and any accrued interest on all Loans under this Agreement equal zero. Notwithstanding the foregoing, immediately following the Fourth Amendment Effective Date, a Monthly Reporting Period shall be deemed triggered and will continue until waived by the Required Lenders; provided that a Monthly Reporting Period shall not be in effect at any time a Weekly Reporting Period is in effect.

(f)    The definition of “Restricted Payment Conditions” is hereby amended by adding the following at the end thereof:

Notwithstanding the foregoing, following the Fourth Amendment Effective Date, the Restricted Payment Conditions cannot be met or satisfied.

(g)    The definition of “Uncontrolled Account” is hereby amended and restated as follows:

“Uncontrolled Account” means (a) Deposit Accounts the balance of which consists exclusively of (i) withheld income taxes and federal, state or local employment taxes required to be paid to the Internal Revenue Service or state or local government agencies with respect to employees of the Borrower or any Subsidiary, (ii) amounts required to be paid over to an employee benefit plan (as defined in Section 3(3) of ERISA) on behalf of or for the benefit of employees of the Borrower or any Subsidiary and (iii) amounts set aside for payroll and the payment of accrued employee benefits, medical, dental and employee benefits claims to employees of the Borrower or any Subsidiary, in each case, then due and owing (or to be due and owing within ninety (90) days), (b) Deposit Accounts which are used as escrow accounts or as a fiduciary or trust accounts, in each case, for the benefit of unaffiliated third parties, (c) other Deposit Accounts, Securities Accounts and Commodities Accounts of the Borrower and its Domestic Subsidiaries that are not Controlled Accounts which, in the aggregate, do not have an average monthly balance exceeding $15,000,000 and (d) Fourth Amendment Credit Support Cash Collateral Accounts.

(h)    The definition of “Weekly Reporting Period” is hereby amended and restated as follows:

“Weekly Reporting Period” means any period during which one or more of the Loan Parties is required to deliver certain certificates, documents and other information on a weekly basis in accordance with the terms of this Agreement. A Weekly Reporting Period shall be triggered upon (a) the occurrence an Event of Default or (b) (i) Availability on any date (other than during the Fourth Amendment On-Going Requirement Period) being less than the greater of (A) $37,500,000 and (B) 15% of the lesser of the Aggregate Commitment and the Borrowing Base or (ii) during the Fourth Amendment On-Going Requirement Period, Availability being less than $10,000,000. Once triggered, a Weekly Reporting Period shall remain in effect at all times thereafter until (x) with respect to any period triggered under the foregoing clause (a), such Event of Default has been cured or waived in accordance with the Loan Documents or (y) with respect to any period triggered under the foregoing clause (b), Availability remains in excess of the applicable threshold set forth therein for 30 consecutive days.

(i)    The definition of “Write-Down and Conversion Powers” is hereby amended and restated as follows:

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

3.3.    Amendments to Section 2.

(a)    Section 2.2.9 is hereby amended and restated to read as follows:

2.2.9    Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with L/C Exposure representing greater than 50% of the aggregate L/C Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders

(the “L/C Collateral Account”), an amount in cash equal to (a) 105% of the amount of the L/C Exposure as of such date plus accrued and unpaid interest thereon minus (b) the amount on deposit in the Required Cash Collateral Account; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in Section 7.7 or Section 7.8. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the L/C Collateral Account and the Borrower hereby grants the Administrative Agent a security interest in the L/C Collateral Account and all money or other assets on deposit therein or credited thereto. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in the L/C Collateral Account. Moneys in the L/C Collateral Account shall be applied by the Administrative Agent to reimburse the Issuing Lender for L/C Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the L/C Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with L/C Exposure representing greater than 50% of the aggregate L/C Exposure), be applied to satisfy other Secured Obligations. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all such Events of Defaults have been cured or waived as confirmed in writing by the Administrative Agent.

(b)    Section 2.18(e) is hereby amended by amending and restating the penultimate sentence of such Section as follows:

As used herein, a “Cash Dominion Trigger Period” shall mean a period which commences immediately upon (a) the occurrence of any Event of Default or (b) on any date (i) (other than during the Fourth Amendment On-Going Requirement Period) when Availability is less than the greater of (A) $37,500,000 and (B) 15% of the lesser of (I) the Aggregate Commitment and (II) the Borrowing Base or (ii) during the Fourth Amendment On-Going Requirement Period, Availability being less than $10,000,000.

(c)    Section 2 is hereby amended by adding the following next Section 2.23:

2.23    Required Cash Collateral Account. The Borrower hereby grants the Administrative Agent a security interest in the Required Cash Collateral Account and all money or other assets on deposit therein or credited thereto. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in the Required Cash Collateral Account. Moneys in the Required Cash Collateral Account shall be applied by the Administrative Agent to reimburse the Issuing Lender for L/C Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the L/C Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with L/C Exposure representing greater than 50% of the aggregate L/C Exposure), be applied to satisfy other Secured Obligations.

3.4.    Amendment to Section 5.1. Section 5.1 is amended by adding the following at the end thereof:

As of the date, if any, that the Beneficial Ownership Certification was most recently provided to Lenders, the information included in such Beneficial Ownership Certification was true and correct in all respects.

3.5.    Amendment to Section 6.10. Section 6.10 is amended by adding the following at the end thereof:

Notwithstanding the foregoing, following the Fourth Amendment Effective Date, the Parent will not (i) permit any Subsidiary to make any Restricted Payment pursuant to Section 6.10(a) or (ii) declare or make, or agree to pay or make any Restricted Payment pursuant to Section 6.10(b) (except Restricted Payments pursuant to Section 6.10(b)(iii)(A)).

3.6.    Amendment to Section 6.11(a). Section 6.11(a) is hereby amended by:

(a)    adding the following new Section 6.11(a)(viii):

(viii)    Funded Indebtedness arising from the Fourth Amendment Credit Support Obligations secured solely by Liens permitted under Section 6.14(a)(xii).

(b)    adding the following at the end thereof:

Notwithstanding the foregoing, following the Fourth Amendment Effective Date, the Borrower shall not, nor permit any of its Subsidiaries, to incur Funded Indebtedness pursuant to Section 6.11(a)(v) (except Rate Management Transactions) or Section 6.11(a)(vi).

3.7.    Amendment to Section 6.13(a). Section 6.13(a) is hereby amended by adding the following new Section 6.13(a)(viii):

(viii)    Dispositions of cash and cash equivalents to Fourth Amendment Credit Support Cash Collateral Accounts.

3.8.    Amendment to Section 6.14(a). Section 6.14(a) is hereby amended by adding the following new Section 6.14(a)(xii):

(xii)    Liens on the Fourth Amendment Credit Support Cash Collateral Accounts and any cash contained therein (up to the amount permitted by the definition of Fourth Amendment Credit Support Cash Collateral Accounts) to secure obligations with respect to the Fourth Amendment Credit Support Obligations.

3.9.    Amendment to Section 6.17. Section 6.17 is hereby amended and restated to read as follows:

6.17    Financial Covenant. If (a) an Event of Default has occurred and is continuing or (b) (i) Availability on any date (other than during the Fourth Amendment On-Going Requirement Period) is less than the greater of (A) $37,500,000 and (B) 15% of the lesser of the Aggregate Commitment and the Borrowing Base or (ii) during the Fourth Amendment On-Going Requirement Period, Availability being less than $10,000,000, then the Parent shall not permit the Fixed Charge Coverage Ratio, as of the end the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.1, to be less than 1.0 to 1.0.

Once triggered, the foregoing covenant shall remain in effect at all times thereafter until (x) with respect to any period triggered under the foregoing clause (a), such Event of Default has been cured or waived in accordance with the Loan Documents or (y) with respect to any period triggered under the foregoing clause (b), Availability remains in excess of the applicable threshold set forth therein for 30 consecutive days.

3.10.    Amendment to Section 6.18. Section 6.18 is hereby amended by adding following at the end thereof:

Notwithstanding the foregoing, following the Fourth Amendment Effective Date, the Parent will not, and will not permit the Borrower or any of its Subsidiaries to, make any Investments pursuant to clauses (e), (o) and (p) of the definition of “Permitted Investments”.

3.11.    Amendment to Section 6.19. Section 6.19 is hereby amended by adding following at the end thereof:

Notwithstanding the foregoing, following the Fourth Amendment Effective Date, the Parent and the Borrower will not, and will not permit any of its Subsidiaries to, make or offer to make any Junior Debt Repayment pursuant to Section 6.19(a).

3.12.    Amendment to Section 7.3. Section 7.3 is hereby amended by adding the phrase “2.23,” just prior to the phrase “6.3(a),”.

3.13.    Amendment to Section 9.6(a). Section 9.6(a) is hereby amended by amending and restating the first sentence of such Section as follows:

The Loan Parties shall, jointly and severally, reimburse the Administrative Agent and the Arrangers for any reasonable costs and out of pocket expenses (including (i) reasonable and documented, out-of-pocket costs, expenses and fees of one financial advisor and (ii) attorneys’ fees and charges of one primary counsel for the Administrative Agent, which attorneys may be employees of the Administrative Agent) paid or incurred by the Administrative Agent or the Arrangers in connection with the preparation, negotiation, execution, delivery, syndication, review, amendment, modification, and administration of the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated).

3.14.    Amendment to Section 9.12. Section 9.12 is amended by adding the following at the end thereof:

Promptly following any request therefor, the Borrower shall provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation.

3.15.    Amendment to Section 16.1. Section 16.1 is hereby amended and restated to read as follows:

16.1    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

Section 4.    Conditions Precedent. This Amendment shall be deemed effective upon the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.11 of the Credit Agreement) (such date, the “Fourth Amendment Effective Date”):

4.1.    Execution and Delivery. The Administrative Agent shall have received from the Loan Parties, each Issuing Lender and the Lenders constituting the Required Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

4.2.    Payment of Expenses. The Administrative Agent and the Lenders shall have received all amounts due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced at least one (1) Business Day prior to the Fourth Amendment Effective Date, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

4.3.    No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted by Section 9.11 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.    Post-Closing Requirements.

5.1.    Required Cash Collateral Account. Within five (5) Business Days after the Fourth Amendment Effective Date, the Borrower shall have (i) opened an account in the name of the Borrower held with the Administrative Agent (the “Required Cash Collateral Account”), (ii) executed such documents and agreements, including the Administrative Agent’s standard form of assignment of deposit accounts, as the Administrative Agent shall have requested in connection therewith to establish the Required Cash Collateral Account and granted the Administrative Agent a perfected security interest in such account and the funds therein and (iii) deposited not less than $25,000,000 into the Required Cash Collateral Account to be held as cash collateral for the Secured Obligations.

5.2.    Availability. Within five (5) Business Days after the Fourth Amendment Effective Date, the Borrower shall have Availability greater than $37,500,000.

Section 6.    Miscellaneous.

6.1.    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.

6.2.    Ratification and Affirmation; Representations and Warranties. Each Loan Party hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are stated to relate solely to an earlier date, in which case, such representations and warranties shall have been true and correct in all material respects on and as of such earlier date (provided that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the Credit Agreement) and (ii) no Default or Event of Default has occurred and is continuing.

6.3.    No Waiver; Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Fourth Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.

6.4.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment that is an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (an “Electronic Signature”) transmitted by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart (in such number as may be reasonably requested by the Administrative Agent).

6.5.    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. AS OF THE DATE OF THIS AMENDMENT, THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

6.6.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6.7.    Event of Default. The Loan Parties acknowledge and agree that the breach of Sections 2 and 5 of this Amendment shall constitute an immediate Event of Default under Section 7.3 of the Credit Agreement.

6.8.    Release. The Borrower and each Guarantor, in consideration of the Administrative Agent’s and the undersigned Lenders’ execution and delivery of this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims, rights, causes of action, counterclaims or defenses of any kind whatsoever, in contract, in tort, in law or in equity, whether known or unknown, direct or derivative, which the Borrower, any Guarantor or any predecessor, successor or assign might otherwise have or may have (each, a “Claim”) against the Administrative Agent, the Lenders, their present or former subsidiaries and affiliates or any of the foregoing’s officers, directors, employees, attorneys or other representatives or agents (in each case in their respective capacities as such) on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof relating to the Loan Documents, this Amendment and/or the transactions contemplated thereby or hereby. The foregoing release shall survive the termination of this Amendment and the Loan Documents.

6.9.    Financial Advisor. The Borrower hereby agrees to cooperate in good faith with and promptly respond to any reasonable and written diligence requests made by the financial advisor referred to in Section 9.6(a) of the Credit Agreement as amended by this Amendment.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	SESI, L.L.C.

	By:	/s/ Westervelt Ballard
	Name:	Westervelt Ballard
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

PARENT:	SUPERIOR ENERGY SERVICES, INC.

	By:	/s/ Westervelt Ballard
	Name:	Westervelt Ballard
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS:	1105 PETERS ROAD, L.L.C.
CONNECTION TECHNOLOGY, L.L.C. CSI TECHNOLOGIES, LLC H.B. RENTALS, L.C.
INTERNATIONAL SNUBBING SERVICES, L.L.C.
STABIL DRILL SPECIALTIES, L.L.C.
SUPERIOR INSPECTION SERVICES, L.L.C.
WORKSTRINGS INTERNATIONAL, L.L.C.

	By:	/s/ Westervelt Ballard
	Name:	Westervelt Ballard
	Title:	Vice President and Treasurer

COMPLETE ENERGY SERVICES, INC.
PUMPCO ENERGY SERVICES, INC. SPN WELL SERVICES, INC. SUPERIOR ENERGY SERVICES-NORTH AMERICA SERVICES, INC. WARRIOR ENERGY SERVICES CORPORATION WILD WELL CONTROL, INC.

	By:	/s/ Westervelt Ballard
	Name:	Westervelt Ballard
	Title:	Treasurer

Signature Page to Fourth Amendment to

Fifth Amended and Restated Credit Agreement

SUPERIOR ENERGY SERVICES, L.L.C.

By:	/s/ Westervelt Ballard
Name:	Westervelt Ballard
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Fourth Amendment to

Fifth Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT, LENDER AND ISSUING LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Darren Vanek
	Name:	Darren Vanek
	Title:	Authorized Officer

Signature Page to Fourth Amendment to

Fifth Amended and Restated Credit Agreement

LENDER AND ISSUING LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ Becky Rountree
	Name:	Becky Rountree
	Title:	Vice President

Signature Page to Fourth Amendment to

Fifth Amended and Restated Credit Agreement

LENDER AND ISSUING LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Alexandra Mills
	Name:	Alexandra Mills
	Title:	Vice President

Signature Page to Fourth Amendment to

Fifth Amended and Restated Credit Agreement

LENDER AND ISSUING LENDER:	CITIBANK, N.A.

	By:	/s/ Brendan Mackay
	Name:	Brendan Mackay
	Title:	Vice President

Signature Page to Fourth Amendment to

Fifth Amended and Restated Credit Agreement

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Joe A. Sacchetti
	Name:	Joe A. Sacchetti
	Title:	Duly Authorized Signatory

Signature Page to Fourth Amendment to

Fifth Amended and Restated Credit Agreement

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Grace Garcia
	Name:	Grace Garcia
	Title:	Authorized Signatory

Signature Page to Fourth Amendment to

Fifth Amended and Restated Credit Agreement